SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report:  March 7, 1996



                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

Stock Split.

The Company announced on March 6, 1996, that its Board of Directors approved a two-for-one split of its common stock, without par value (the "Common Stock"), by declaring a 100% stock dividend payable April 15, 1996. Accordingly, each shareholder of record of the Common Stock on April 1, 1996, will be entitled to one additional full share of Common Stock for each share of Common Stock held on that date.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01 News release dated March 6, 1996, announcing the authorization by LG&E Energy Corp.'s Board of Directors of a two-for-one stock split effective April 15, 1996, to shareholders of record on April 1, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  March 7, 1996                  /s/ Walter Z. Berger
                                      Walter Z. Berger
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (On behalf of the registrant in his
                                      capacity as Principal Financial Officer)